Exhibit 99.1

For Immediate Release Contact: Gary J. Fuges, CFA ValueClick, Inc. 1.818.575.4677
VALUECLICK ANNOUNCES FIRST QUARTER 2012 RESULTS

Westlake Village, CA - May 2, 2012 - ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the first quarter ended March 31, 2012. Highlights from the quarter include:

•	Revenue of $152.9 million, up 31 percent from the first quarter of 2011 (Q1 2011);

•	Adjusted-EBITDA[1] of $47.9 million, up 37 percent from Q1 2011;

•	Adjusted-EBITDA margin of 31.4 percent versus 30.1 percent in Q1 2011;

•	Non-GAAP net income[2] of $0.38 per diluted share versus $0.26 in Q1 2011;

•	GAAP net income of $0.26 per diluted share versus $0.21 in Q1 2011; and

•	The appointment of John Giuliani, president of ValueClick's Dotomi division, to the role of chief operating officer.

"This was an important quarter for ValueClick, as we executed on many of our strategic initiatives, including expanding the Greystripe mobile business into Europe, accelerating the integrated-sales approach among our divisions, and continuing to evolve our Owned & Operated Websites segment," said James R. Zarley, chief executive officer of ValueClick. "We are just scratching the surface of providing a broader range of services to our clients as we execute on our vision of becoming the leading digital marketing services partner for major advertisers."

During the quarter, the Company paid down $62.5 million in debt and did not repurchase any shares. The share repurchase program's current total authorization is $100 million. The consolidated balance sheet as of March 31, 2012 includes approximately $107.7 million in cash and cash equivalents, and $105.0 million in total debt.

The Company's effective tax rate of 29.6 percent in the first quarter of 2012 was positively impacted by discrete state tax adjustments. Assuming the normalized 38 percent effective tax rate included in the Company's previously-issued guidance, non-GAAP net income would have been $28.7 million, or $0.35 per diluted common share.

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1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income before interest, income taxes, depreciation, amortization, and stock-based compensation expenses. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

2 Non-GAAP net income excludes stock-based compensation and amortization of intangible assets. Please see the attached schedule for a reconciliation of GAAP net income to non-GAAP diluted net income per common share.

Business Outlook
Today, ValueClick is providing guidance for the second quarter of 2012:

Guidance
Revenue	$155-$160 million
Adjusted-EBITDA	$46-$48 million
Mid-Point Adjusted-EBITDA Margin	29.8%
Non-GAAP diluted net income per common share	$0.33-$0.34
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.12)
GAAP diluted net income per common share	$0.21-$0.22

The consolidated revenue guidance range is based on the following segment-level assumptions for revenue growth rates expressed as a percentage increase from second quarter 2011 reported revenue levels:

●	Affiliate Marketing:	up mid single-digits
●	Media:	up over 85 percent on a reported basis, up approximately 30 percent on a pro forma basis*
●	Owned & Operated:	down high teens
●	Technology:	flat

* The financial results of Dotomi, acquired on August 31, 2011, were not included in ValueClick's reported financial results for Q2 2011. Dotomi's revenue in Q2 2011 was approximately $19 million. The financial results of Greystripe, acquired on April 21, 2011, were included in ValueClick's reported financial results for the majority of Q2 2011.

"Given the success of our efforts to reduce the paid traffic component of our Owned & Operated segment in the past two quarters while improving this segment's margin profile, we will accelerate this process in the second quarter," said John Pitstick, chief financial officer of ValueClick. "We expect this will result in a sequential revenue decrease in the O&O segment in the second quarter of approximately 5% compared to Q1, but with continued gross margin improvement."

Second quarter 2012 guidance assumes stock-based compensation of $6.5 million, amortization of intangible assets of $8.8 million ($2.5 million of which will be classified in Cost of revenue), net interest and other income of zero, a 39 percent effective tax rate, and 82.5 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
Jim Zarley, chief executive officer, John Giuliani, chief operating officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick's financial performance for the first quarter, during a conference call and webcast on May 2 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through May 9 at (888) 203-1112 and (719) 457-0820 (pass code: 6218014). An archive of the webcast will also be available through May 9.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. ValueClick's brands include Commission Junction, ValueClick Media, Dotomi, Greystripe, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, the risk that legislation and governmental regulation could negatively impact the Company's performance, the effects of recent acquisitions on ValueClick's financial results, the potential inability to successfully operate or integrate Dotomi's business, including the potential inability to retain customers, key employees or vendors. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 29, 2012; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2012	2011
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$107,696	$116,676
Accounts receivable, net	106,466	129,076
Other current assets	26,038	25,181
Total current assets	240,200	270,933

Note receivable, less current portion	29,185	29,700
Property and equipment, net	21,296	19,952
Goodwill	435,206	437,033
Intangible assets, net	105,383	114,007
Other assets	9,940	9,086
TOTAL ASSETS	$841,210	$880,711

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$10,000	$10,000
Other current liabilities	114,043	125,616
Borrowings under credit facility, less current portion	95,000	157,500
Other non-current liabilities	23,548	24,202
Total liabilities	242,591	317,318
Total stockholders' equity	598,619	563,393
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$841,210	$880,711

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended March 31,
	2012	2011
	(Unaudited)
Revenue	$152,852	$116,511
Cost of revenue	58,961	51,974
Gross profit	93,891	64,537
Operating expenses:
Sales and marketing (Note 1)	21,180	12,632
General and administrative (Note 1)	19,883	12,523
Technology (Note 1)	16,091	10,166
Amortization of intangible assets acquired in business combinations	6,324	2,708
Total operating expenses	63,478	38,029
Income from operations	30,413	26,508
Interest and other income, net	229	408
Income before income taxes	30,642	26,916
Income tax expense	9,071	10,054
Net income	$21,571	$16,862

Basic net income per common share	$0.27	$0.21
Diluted net income per common share	$0.26	$0.21
Weighted-average shares used to compute basic net income per common share	80,339	80,687
Weighted-average shares used to compute diluted net income per common share	82,106	81,644

Note 1 - Includes stock-based compensation as follows:
	Three-month Period
	Ended March 31,
	2012	2011
	(Unaudited)
Sales and marketing	$1,654	$286
General and administrative	3,026	1,413
Technology	1,406	218
Total stock-based compensation	$6,086	$1,917

VALUECLICK, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended March 31,
	2012	2011
	(Unaudited)
Net income	$21,571	$16,862
Interest and other income, net	(229)	(408)
Provision for income tax	9,071	10,054
Amortization of acquired intangible assets included in cost of revenue	2,493	2,180
Amortization of acquired intangible assets included in operating expenses	6,324	2,708
Depreciation and leasehold amortization	2,630	1,754
Stock-based compensation	6,086	1,917
Adjusted-EBITDA	$47,946	$35,067

Note 1 - “Adjusted-EBITDA” (GAAP net income before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended March 31,
	2012	2011
	(Unaudited)
Net income	$21,571	$16,862
Stock-based compensation	6,086	1,917
Amortization of acquired intangible assets included in cost of revenue	2,493	2,180
Amortization of acquired intangible assets included in operating expenses	6,324	2,708
Tax impact of above items	(5,250)	(2,726)
Non-GAAP net income	$31,224	$20,941
Non-GAAP diluted net income per common share	$0.38	$0.26
Weighted-average shares used to compute non-GAAP diluted net income per common share	82,106	81,644

Note 1 - “Non-GAAP diluted net income per common share” (GAAP diluted net income per common share before the impact of stock-based compensation and amortization of intangibles) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period
	Ended March 31,
	2012	2011
	(Unaudited)
Affiliate Marketing:
Revenue	$37,107	$34,474
Cost of revenue	4,176	4,324
Gross profit	32,931	30,150
Operating expenses	9,993	9,661
Segment income from operations	$22,938	$20,489
Media:
Revenue	$72,129	$36,202
Cost of revenue	29,482	19,713
Gross profit	42,647	16,489
Operating expenses	23,631	8,641
Segment income from operations	$19,016	$7,848
Owned & Operated Websites:
Revenue	$35,095	$37,947
Cost of revenue	21,733	24,992
Gross profit	13,362	12,955
Operating expenses	6,460	5,908
Segment income from operations	$6,902	$7,047
Technology:
Revenue	$8,687	$8,081
Cost of revenue	1,188	918
Gross profit	7,499	7,163
Operating expenses	4,111	3,034
Segment income from operations	$3,388	$4,129
Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$52,244	$39,513
Corporate expenses	(6,928)	(6,200)
Stock-based compensation	(6,086)	(1,917)
Amortization of acquired intangible assets included in cost of revenue	(2,493)	(2,180)
Amortization of acquired intangible assets included in operating expenses	(6,324)	(2,708)
Consolidated income from operations	$30,413	$26,508
Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$37,107	$34,474
Media	72,129	36,202
Owned & Operated Websites	35,095	37,947
Technology	8,687	8,081
Inter-segment eliminations	(166)	(193)
Consolidated revenue	$152,852	$116,511